CONSULTING  AGREEMENT dated as of June
                                    4,  1997,  between  CONVERSION  TECHNOLOGIES
                                    INTERNATIONAL,  INC., a Delaware corporation
                                    (the  "Company"),  and HARVEY  GOLDMAN  (the
                                    "Consultant")


            The Company is a specialty materials company engaged in the business of developing and manufacturing advanced industrial abrasives, specialty glass and glass-ceramic products utilizing, among other things, industrial waste stream recycling and conversion technologies (the "Business"). The Company desires to retain the Consultant to provide certain services to the Company and the Consultant desires to provide such services to the Company in accordance with the terms and conditions hereof.

            The  parties  are  entering  into  this   Consulting   Agreement  in
connection with the consummation of the merger (the "Merger") of Octagon, Inc. with and into the Company.

            NOW THEREFORE, in consideration of and for the mutual promises and covenants contained herein, the parties hereto agree as follows:

      1.    Termination of Employment Agreement; Releases.
            ---------------------------------------------

            (a) Effective as of June 6, 1997, the Amended and Restated Employment Agreement (the "Employment Agreement") dated as of June 9, 1994, between the Company and the Consultant, as amended, is hereby terminated and shall be of no further force or effect. The Consultant acknowledges that such termination shall not constitute a "Termination" under Section 6 of the Employment Agreement; provided, however, that, in the event of a default by the Company in its obligation to provide the Consultant the consideration set forth in Section 3 hereof (following notice and expiration of a 10-day cure period), the Consultant shall retain any and all rights he may have had under the Employment Agreement as of June 6, 1997, including, without limitation any rights he may assert with respect to termination thereunder.

            (b) Subject to performance of this Consulting Agreement by the Company in accordance with its terms, the Consultant hereby releases and discharges forever the Company and its subsidiaries and their respective officers, directors, stockholders and successors and assigns from any and all causes of action, suits, claims, rights, debts, covenants, contracts, damages, liabilities or other obligations whatsoever which the Consultant had, has or hereafter may have against any of such releases arising from, relating to or in connection with any matter, occurrence or thing from the beginning of time to the time immediately preceding the execution and delivery of this Consulting Agreement.

            (c) Subject to the Consultant's performance of this Agreement in accordance with its terms, the Company hereby releases and discharges forever the Consultant and his heirs, executors, administrators and attorneys from any and all causes of action, suits, claims, rights, debts, covenants, contracts, damages, liabilities or other obligations whatsoever which the Company had, has or may have against any of such releases arising from, relating to or in connection with any matter, occurrence or thing from the beginning of time to the time immediately preceding the execution and delivery of this Consulting Agreement.

            2.    Consulting Services.
                  -------------------

            The Consultant hereby agrees to act as a Consultant to the Company during the Term hereof. In connection therewith, the Consultant agrees to be available to consult on a telephonic basis or, with reasonable advance notice, in person; provided, however, that such services shall not be required to the extent that the performance thereof would prohibit the consultant from performing other full-time work. The nature of such services shall be in areas related to information known by the Consultant by virtue of his past employment by the Company or project development, strategic planning or other services within the Consultant's areas of expertise.


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

            3.    Consideration for Consulting Services.
                  -------------------------------------

            In consideration of the Consultant's performance of the Consulting Services during the Term of this Agreement, (i) the Company shall pay to the Consultant a consulting fee of $10,000 per month, payable in arrears on a monthly basis,(ii) until the earlier of the expiration of the Term of this Consulting Agreement or such time as the Consultant shall accept another full-time position or otherwise receive benefits provided by another employer, the Company shall continue the existing medical and life insurance coverages received by the Consultant (or other no less favorable coverages provided by Octagon) and (iii) the vesting of the Consultant's 80,000 shares of restricted stock granted under the Company's Long-Term Employee Incentive Plan shall continue uninterrupted until the January 1, 1998 vesting date thereof as though the Consultant had remained an employee of the Company through such date (and the Restricted Stock Purchase Agreement relating thereto is hereby amended by the parties to permit such vesting to continue). The parties acknowledge that all stock options held by the Consultant shall terminate and be available for reissuance to others effective upon consummation of the Merger.

            4.    Reimbursement of Expenses.
                  -------------------------

            The Company shall reimburse the Consultant for his reasonable out-of-pocket expenses incurred in connection with the Consulting Services and approved in advance by the Chairman, President or Chief Financial Officer of the Company. Reimbursement for any expenses as provided for herein shall be made to the Consultant within thirty (30) days following receipt by the Company of satisfactory evidence of the incurrence of such expenses and the Consultant's written request for such reimbursement.

            5.    Term.
                  ----

            (a) The term (the "Term") of the Consulting Services and related compensation to be provided hereunder shall commence on the Commencement Date (as defined below) and end on the nine-month anniversary of the date thereof. "Commencement Date" shall mean the earlier of (i) the date of the consummation of the Merger or any other merger, consolidation or reorganization involving the Company or the sale of more than 50% of the voting capital stock of the


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

Company or sale of substantially all of the assets of the Company or (ii) the closing date of one or more financings of the Company in the aggregate amount of $1 million or more. Notwithstanding the foregoing, that this Agreement may be extended by the mutual written agreement of the parties hereto. Notwithstanding the foregoing, (i) this Agreement may be terminated by either party in the event of a material breach by the other party if such breach is not cured within 10 days following written notice thereof and (ii) Sections 6 and 7 hereof shall survive the termination of this Agreement in accordance with their terms.

            (b) The parties acknowledge that the Consultant may accept full-time employment prior to the consummation of the Merger and that doing so will not alter the terms or effect hereof.

            6.    Nondisclosure of Confidential Information.
                  -----------------------------------------

            (a) The Consultant acknowledges that the Company would be irreparably harmed if confidential information relating to the business and strategies of the Company and its subsidiaries were disclosed to competitors or potential competitors of the Company and its subsidiaries. Accordingly, the Consultant shall not (i) disclose to any person, firm, corporation, association or other entity any Confidential Information (as defined below) for any reason or purpose whatsoever or (ii) make use of any such Confidential Information for his own purpose or for the benefit of any person, firm, corporation, association or other entity except the Company or its subsidiaries. For purposes of this Agreement, the term "Confidential Information" shall mean any information relating to the Company or any of its subsidiaries that the Consultant may acquire by reason of his association with the Company or any of its subsidiaries, except for (i) information which is in the public domain at the time of receipt thereof by the Consultant, (ii) information which, after receipt thereof by the Consultant, becomes part of the public domain through no improper act or omission of the Consultant, and (iii) information which was lawfully within the Consultant's possession prior to the initial commencement of the Consultant's association with the Company or any of its subsidiaries. The foregoing provisions shall not preclude the use or disclosure by the Consultant of Confidential


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

Information (i) in the performance of his obligations hereunder or (ii) to the extent required by law.

            7.    Restrictive Covenants.
                  ---------------------

            (a) The Consultant acknowledges the highly competitive nature of the business conducted by the Company and its subsidiaries. Accordingly, as an inducement to the Company to enter into this Agreement and in partial consideration of the amounts to be received hereunder, the Consultant, shall not, during the term hereof and for the two-year period thereafter, (i) directly or indirectly engage in or represent in any way any business (such business being referred to herein as a "Competing Business") competing with the business of the Company or any of its subsidiaries of converting waste into glass and ceramic products, whether such engagement shall be as an officer, director, owner, employee, partner, or other participant in any Competing Business, (ii) assist others in engaging in any Competing Business in the manner described in clause (i) above, (iii) induce any employees of the Company or any of its subsidiaries to terminate their employment with the Company or any such subsidiaries or to engage in any Competing Business or (iv) induce any entity or person with which the Company or any of subsidiaries has a business relationship to terminate or alter such business relationship; provided, however, that nothing contained in this Section 6(a) shall prevent, restrain or otherwise restrict the Consultant from owning 5% or less of any class of securities of any corporation so long as such securities are listed for trade by NASDAQ in the over-the-counter market or are traded on a national securities exchange.

            (b) The Consultant understands that the foregoing restrictions may limit his ability to earn a livelihood in a business similar to the Business of the Company and its subsidiaries, but he nevertheless believes that he has received and will receive sufficient consideration and other benefits as a Consultant of the Company as provided hereunder to justify such restrictions.



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

            8.    Injunctive Relief.
                  -----------------

            The Consultant acknowledges that damages may not be an adequate remedy for a breach of Section 6 or 7 hereof and agrees that injunctive relief in favor of the Company would be an appropriate remedy for such breach. Nothing herein contained, however, shall be construed as prohibiting the Company from pursuing any remedies which may be available to it for such breach or threatened breach or any other breach of this consulting Agreement.

            9.    No Breach of Duty.
                  -----------------

            The Consultant represents and warrants to the Company that the performance by him of this Agreement will not breach any agreement or duty to keep in confidence proprietary information acquired by it in confidence or in trust prior to the Consultant's engagement hereunder or any duty not to compete with any party. The Consultant further agrees that it shall not enter into any agreement in conflict herewith during the Term.

            10.   Benefits; Assignment.
                  --------------------

            The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and, in the case of the Consultant, his heirs, executors and administrators. Anything contained herein to the contrary notwithstanding, the Consultant shall not have the right to assign his duties to any other party without the written consent of the Company.

            11.   Severability.
                  ------------

            Every provision of this Agreement is intended to be severable. If any term or provision hereof is deemed unlawful or invalid in any jurisdiction for any reason whatsoever, such unlawfulness or invalidity shall not affect the validity of the remainder of this Agreement or the enforceability of such term or provision in any other jurisdiction. To the extent that any such term or provision is held to be unlawful or invalid, the parties agree to reform such term or provision in such a way which will be enforceable in the jurisdiction to which such holding applies, and which will reflect, as nearly as permissible, the intention of the parties.


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

            12.   Notices.
                  -------

            All notices and other communications required or permitted hereunder shall be sufficient if delivered personally or sent by nationally recognized overnight courier, by facsimile or by registered or certified mail, return receipt requested and postage prepaid, addressed as follows:

            if to the Consultant, to

            Harvey Goldman
            2 Bernard Drive
            Holmdel, New Jersey  07733
            Telephone:  (908) 946-3916

            if to the Company, to:

            Conversion Technologies International, Inc.
            82 Bethany Road, Suite 6
            Hazlet, New Jersey  07730
            Telephone:  (908) 888-3828
            Facsimile:  (908) 888-3930
            Attention:  Chief Executive Officer

or to such other address as the party to whom notice is to be given may have furnished to the other party. Any such notice or communication shall be deemed to have been received (a) in the case of personal delivery, on the date of such delivery, (b) in the case of nationally-recognized overnight courier, on the next business day following dispatch, (c) in the case of facsimile transmission, when received, and (d) in the case of mailing, on the fifth business day following the day on which the piece of mail containing such communication is posted.

            13.   Entire Agreement.
                  ----------------

            This Agreement constitutes the entire agreement and understanding between the Company and the Consultant regarding the subject matter hereof and supersedes any and all negotiations, prior discussions and preliminary and prior agreements and understandings related to the subject matter hereof.


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

            14.   Governing Law.
                  -------------

            This Agreement shall in all respects be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed wholly therein.

            15.   Counterparts.
                  ------------

            This Agreement may be executed in one or more counterparts, each of which, when so executed shall be deemed to be an original and all of which counterparts, taken together, shall constitute one and the same instrument.

            16.   Modification.
                  ------------

            Neither this Agreement nor any term hereof may be amended, modified, supplemented or waived unless in a written instrument executed by the Company and the Consultant.


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

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                              CONVERSION TECHNOLOGIES
                              INTERNATIONAL, INC.



                              By:  /s/ Perry A. Pappas
                                   -------------------
                                   Perry A. Pappas
                                   Vice President and
                                   General Counsel


                              THE CONSULTANT:



                              /s/ Harvey Goldman
                              ------------------
                                  Harvey Goldman


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